UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

December 21, 2017 (December 19, 2017)

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33443	20-5653152
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

601 Travis, Suite 1400, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400

(Registrants’ telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements of Certain Officers

As previously disclosed, Dynegy Inc. (“Dynegy”) and Vistra Energy Corp. (“Vistra Energy”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) whereby, upon the terms and subject to the conditions set forth in the Merger Agreement, Dynegy will merge with and into Vistra Energy (the “Merger”).

In connection with the Merger, certain executive officers of Dynegy (including its current named executive officers) may become entitled to payments and benefits that may be treated as “excess parachute payments” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (“Section 280G”). To mitigate the potential impact of Section 280G on Dynegy and the named executive officers, on December 19, 2017, Dynegy’s Board of Directors approved (i) payment during 2017 of 75% of the annual bonus that it presently expects would otherwise be paid to each respective named executive officer in early 2018 and (ii) the immediate vesting and settlement of 173,650 restricted stock units previously granted to Robert Flexon, Dynegy’s President & Chief Executive Officer, and 3,854 restricted stock units previously granted to Henry Jones, Dynegy’s Executive Vice President & Chief Commercial Officer. Those restricted stock units were granted in 2015 and were otherwise scheduled to vest, in the case of Mr. Flexon, on March 3, 2018 and April 20, 2018, and, in the case of Mr. Jones, on March 3, 2018. Also, on December 19, 2017, Dynegy entered into an acknowledgment (the “Acknowledgment”), the form of which is attached hereto as Exhibit 10.1, with the named executive officers. Each named executive officer agreed to repay the accelerated annual bonus payment amounts to the extent it is subsequently determined that the right to payment would have been forfeited before payment otherwise would have been made in the ordinary course.

The foregoing description of the Acknowledgment does not purport to be complete and is qualified in its entirety by reference to the form of such Acknowledgment, which is filed hereto as Exhibit 10.1, and is incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

(d)     Exhibits:

Exhibit No.	Document

10.1	Form of Acknowledgment between Dynegy Inc. and certain executive officers

EXHIBIT INDEX

Exhibit No.	Document

10.1	Form of Acknowledgment between Dynegy Inc. and certain executive officers

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 21, 2017	DYNEGY INC.
(Registrant)

	By:	/s/ Catherine C. James
	Name:	Catherine C. James
	Title:	Executive Vice President and General Counsel